UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 9, 2021

Date of Report (Date of earliest event reported)

VENUS ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40024	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

477 Madison Avenue 6th Floor, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 646-393-6713

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one redeemable warrant, and one right	VENAU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.001 par value	VENA	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one -half ordinary share	VENAW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	VENAR	The Nasdaq Stock Market LLC

Item 8.01. Other Events.

On April 9, 2021, Venus Acquisition Corporation, a Cayman Islands corporation (the “Company”) announced that the holders of the Company’s units (the “Units”) may elect to separately trade the underlying securities of the units. The underlying securities are ordinary shares, par value $0.001 per share (the “Ordinary Shares”), rights and warrants which will commence separate trading on Tuesday, April 13, 2021.

The Company had completed its initial public offering on February 11, 2021 in which it sold 4,600,000 Units for gross proceeds of $46,000,000. Each Unit consists of one ordinary share, one redeemable warrant to purchase one-half of one ordinary share and a right to acquire 1/10th of one ordinary share. A copy of the Company’s prospectus may be viewed on the SEC’s EDGAR website at https://www.sec.gov/Archives/edgar/data/0001800392/000121390021007962/f424b42021_venusacq.htm

Any Units not separated will continue to trade on the Nasdaq Capital Market (“Nasdaq”) under the symbol “VENAU.”

Any ordinary shares, rights and warrants that are separated will trade on Nasdaq under the symbols “VENA,” “VENAR” and “VENAW,” respectively. Holders of Units will need to have their securities brokers contact Vstock Transfer LLC, the Company’s transfer agent, in order to separate the holders’ Units into ordinary shares, rights and warrants.

A copy of the press release issued by the Company on April 9, 2021 announcing the separate trading of the securities underlying the Units is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Venus Acquisition Corporation Press Release dated April 9, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

VENUS ACQUISTION CORPORATION

By:	/s/ Yanming Liu
Yanming Liu
Chief Executive Officer

Dated as of April 9, 2021

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